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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) : March 30, 2007

                                UC HUB GROUP INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

              001-15665                               88-0389393
     (Commission File Number)             (IRS Employer Identification No.)

285 EAST WARM SPRINGS ROAD, LAS VEGAS, NEVADA             89119
       (principal executive offices)                   (Zip Code)

                                 (702) 791-7030)
              (Registrant's telephone number; including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the exchange Act

|_| Pre-communications communications pursuant to Rule 14d-2(b) under the Exchange Act.

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            Not applicable.

ITEM 2.01   Completion of Acquisition or Disposition of Assets.

            Not applicable.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

            Not applicable.

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      On March 30, 2007 during an Extraordinary Meeting of the Shareholders by majority vote the following persons were elected to the Board of Directors, they will serve until the next annual meeting.

      Stephen Herold                   Age 60
      285 E. Warm Springs Road #105
      Las Vegas, Nevada 89119

      Mr. Herold is the CEO of Paradigm Systems Solutions and for the previous 5 years was a consultant with the Herold group.

      Andrew E. Mercer                 Age 55
      285 E. Warm Springs Road #105
      Las Vegas, Nevada 89119

      Mr. Mercer was educated at UCLA. He has been a Corporate Consultant for the previous 5 years.

      The Company has no material plan or agreement or arrangement either written or verbal with the above Directors.


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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR.

On March 30, 2007 during an Extraordinary Meeting of the Shareholders of UC Hub Group, Inc. The following Amended and Restated Articles of Incorporation was approved and adopted:

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                               UC HUB GROUP, INC.

                              A NEVADA CORPORATION

                                 MARCH 29, 2007

                                 * * * * * * * *
                                 * * * * * * * *

      On March 29, 2007, in Woodland Hills, California, an extraordinary Meeting of the Shareholders of UC HUB GROUP, Inc. was held. Present in person or telephonically were representatives of 71% of the currently issued and outstanding votes authorized by both Common and Preferred Stock. By unanimous vote it was resolved and passed to amend and restate the Articles of Incorporation of the Company to read as follows:

                                    ARTICLE I
                                 CORPORATE NAME
                                 --------------

      The name of the corporation is UC HUB GROUP, INC.

                                   ARTICLE II
                           DURATION OF THE CORPORATION
                           ---------------------------

      The Corporation is to have perpetual existence

                                   ARTICLE III
                               CORPORATE PURPOSES
                               ------------------

      The purpose for which the corporation is organized is the development and promotion of new technologies or any other lawful purpose.

                                   ARTICLE IV
                               AUTHORIZED CAPITAL
                               ------------------

      The aggregate number of shares which this Corporation shall have authority to issue is 500,000,000 (five hundred million) shares of Stock with each Common share representing 1 (one) vote and 10,000,000 (ten million) shares of Class "A" Voting Convertible Preferred Stock with each Class "A" Preferred share representing 60 (sixty) votes and convertible upon demand to 3 (three) common shares and 10,000,000 (ten million) shares of Class "B" Non-Voting/Non-convertible interest bearing Preferred Stock, interest to be specified at the time of issue, and other such types and classes of stock as the Board of Directors may from time to time authorize.


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                                    ARTICLE V
                                   SHARE VALUE
                                   -----------

      The par value of all shares shall be $.001 (one tenth of one cent) per share.

                                   ARTICLE VI
                               PRE-EMPTIVE RIGHTS
                               ------------------

      The several classes of authorized and treasury stocks of the Corporation have no pre-emptive rights. Fully paid stock of this Corporation shall not be liable to any further call or assessment.

                                   ARTICLE VII
                               SHAREHOLDER VOTING
                               ------------------

      At each meeting of the Shareholders in which a vote is held every Shareholder of record on the date duly designated in the notice of meeting shall have the right to vote, in person or by proxy, the number of votes controlled by said shareholder. At all Stockholders meetings the holders of a majority of the outstanding and authorized votes shall constitute a quorum for the purposes of such meetings.

                                  ARTICLE VIII
                                    DIRECTORS
                                    ---------

      The Board of Directors shall consist of an odd number of Directors, The number to be not less than 3 (three), nor more than 11 (eleven), as the Board of directors, Management or a majority of shareholder votes may from time to time introduce and recommend by resolution at any meeting the Shareholders. A minimum of 1 (one) `Outside Director" is required. At all Directors meeting a majority of the Directors shall constitute a quorum for the purposes of such meetings.

                                   ARTICLE IX
                                INTERNAL AFFAIRS
                                ----------------

      The Directors shall adopt By-laws for the regulation of the internal affair os the Corporation, which By-laws shall not be inconsistent with these Articles nor the Laws of the State of Nevada. Said By-laws may be amended, altered or changed from time to time or repealed pursuant to law.


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                                    ARTICLE X
                                 AUDIT COMMITTEE
                                 ---------------

      The Directors shall appoint an Audit Committee to oversee the Company's accounting procedures. The Audit Committee shall consist of an odd number of members, the number to be no less than 3 (three) nor more than 11 (eleven). A minimum of 2 (two) `Outside' audit committee members is required.

                                   ARTICLE XI
                  POWER TO SELL ASSETS AND CREATE INDEBTEDNESS
                  --------------------------------------------

      In carrying on the business of the Corporation, The Board of Directors and/or the Management is authorized and empowered to sell, exchange, mortgage, bond or otherwise dispose of, deal with and encumber any or all of the property of the Corporation, upon such terms and conditions as the Board of Directors may deem just and proper and for the best interests of the Corporation, without prior authorization or subsequent confirmation by a vote of the Stockholders.

                                   ARTICLE XII
                    INDEMNIFICATION OF OFFICERS AND DIRECTORS
                    -----------------------------------------

      The corporation shall have power to indemnify and hold harmless each of its Officers and Directors as permitted by law and pursuant to the procedures and regulations of "Nevada Corporation Law".

                                  ARTICLE XIII
                        OFFICERS AND DIRECTORS CONTRACTS
                        --------------------------------

      No contract or other transaction between this Corporation and any other corporation shall be affected by the fact that a Director or Officer of this Corporation has an interest in or is a Director or Officer of such other corporation, and as a Director or Officer, Individually or jointly, may be a party to or may have an interest in any other firm, corporation, or person with which this Corporation does business. No conflict of interest is hereby deemed to exist. Every Officer and Director of this Corporation is hereby relieved from the liability that might otherwise stem from such association.


                                       --
                                * * * * * * * * *

All previous Articles are vacated in their entirety.


DATED this day 29th day of March, 2007.

Larry Wilcox
President
UC HUB GROUP, INC.


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As of April 5, 2007 the company has taken no action which would not be in compliance with the previous Articles of Incorporation.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      Not Applicable


SIGNATURES

      Pursuant to the requirements of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 5, 2007

                                        UC HUB GROUP, INC.


                                        By: /S/  LARRY WILCOX
                                            -----------------------------------
                                            Larry Wilcox
                                            Chief Executive Officer